EXHIBIT 10.2
FIFTH AMENDING AGREEMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of September 28, 2023
ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
RBC CAPITAL MARKETS,
as Sole Lead Arranger and Sole Bookrunner
- and -
BANK OF MONTREAL,
as Documentation Agent
- and -
ALL OTHER LENDERS WHICH BECOME
PARTIES THEREUNDER,
as Lenders

LEGAL_1:82176836.4

FIFTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 28, 2023, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of April 27, 2020, a second amending agreement dated as of May 17, 2021, a third amending agreement dated as of December 15, 2021 and a fourth amending agreement dated as of September 5, 2023 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendments to Section 1.1
(a)The definition of “Applicable Margin” in Section 1.1 of the Original Credit Agreement is deleted in its entirety and replaced with the following:
“Applicable Margin” means the applicable fee or margin amount set out in the following grid for the rating which corresponds to the senior unsecured credit rating received from S&P or DBRS for the Borrower and which is determined below:

LEGAL_1:82176836.4

Senior Unsecured Rating Grid
Ratings	Category I	Category II	Category III	Category IV	Category V	Category VI	Category VII
S & P and DBRS	>A / A	A / A	A- / A (low)	BBB+ / BBB (high)	BBB / BBB	BBB- / BBB (low)	< BBB- / BBB (low)
Applicable Margin for Bankers’ Acceptances, LIBOR Loans & Documentary Credits	70 bps	80 bps	100 bps	120 bps	145 bps	170 bps	200 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	0 bps	0 bps	0 bps	20 bps	45 bps	70 bps	100 bps
Commitment Fee	14.0 bps	16.0 bps	20.0 bps	24.0 bps	29 bps	34 bps	40 bps

Provided that if at any time neither S&P nor DBRS maintains a senior unsecured credit rating for the Borrower then “Applicable Margin” shall thereafter mean the applicable fee or margin amount set out in the following grid for the rating which corresponds to the issuer credit rating received from S&P or DBRS for the Borrower and which is determined below.

LEGAL_1:82176836.4

Issuer Credit Rating Grid
Ratings	Category I	Category II	Category III	Category IV	Category V	Category VI
S & P and DBRS	>A / A	A / A	A- / A (low)	BBB+ / BBB (high)	BBB / BBB	<BBB / BBB
Applicable Margin for Bankers’ Acceptances, LIBOR Loans & Documentary Credits	80 bps	100 bps	120 bps	145 bps	170 bps	200 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	0 bps	0 bps	20 bps	45 bps	70 bps	100 bps
Commitment Fee	16.0 bps	20.0 bps	24.0 bps	29 bps	34 bps	40 bps

For purposes of this Agreement, if at any time the ratings assigned by the Rating Agencies fall within different rating categories in accordance with the above tables, (a) in the case where the lowest senior unsecured credit rating or issuer credit rating, as applicable, is BBB- or higher, the Applicable Margin will be the higher of the ratings and (b) in the case where the lowest senior unsecured credit rating or issuer credit rating, as applicable, is lower than BBB-, the Applicable Margin will be based on the average of the ratings.
Any increase or decrease in the Applicable Margin (other than with respect to Bankers’ Acceptances) resulting from a change in the rating assigned by one or more Rating Agency shall be calculated with reference to the new Applicable Margin and fee effective on and after the date on which such rating change is published, notwithstanding that any affected Advance may have been made or issued prior to such date. Any increase or decrease in the applicable Banker’s Acceptance Fee shall apply to all Bankers’ Acceptances drawn by the Borrower or on rollover or conversion pursuant to Section 2.8(f), as of the date of such drawing, rollover or conversion, as the case may be.

LEGAL_1:82176836.4

ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
This Fifth Amending Agreement shall become effective when the Agent shall have received an executed copy of this Fifth Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Fifth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Fifth Amending Agreement.
5.3Governing Law
This Fifth Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This Fifth Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Fifth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Fifth Amending Agreement.

LEGAL_1:82176836.4

5.5Counterparts
This Fifth Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

LEGAL_1:82176836.4

The parties hereto have duly executed this Fifth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Todd A. Anliker
Name: Todd Anliker Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin Title: Treasurer

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Todd A. Anliker
Name: Title:
By:	/s/ Jeffrey A. Austin
Name: Title:

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier Title: Manager, Agency Services
By:
Name: Title:

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
Name: Timothy P. Murray Title: Authorized Signatory
By:
Name: Title:

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet Title: Managing Director
By:
Name: Title:

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard Title: Director - Energy Infrastructure
By:	/s/ Amber Busby
Name: Amber Busby Title: Associate Director

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood Title: Managing Director & Head
By:	/s/ Laura Ramsden
Name: Lauren Ramsden Title: Associate

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica Title: Authorized Signatory

LEGAL_1:82176836.4
($300M) AILP – Fifth Amending Agreement to Amended and Restated Credit Agreement